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                                                                 Exhibit 10.29

                      SECOND AMENDMENT TO LOAN INSTRUMENTS

     THIS SECOND AMENDMENT TO LOAN INSTRUMENTS ("Second Amendment"), dated as of September 25, 1997, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended) and the Lenders which are parties hereto.

                                 R E C I T A L S

     A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997, as amended (the "Loan Agreement").

     B. Borrowers have requested the consent of Lenders to (i) the acquisition by CBC of the Property of Alexandra Communications used in the operation of Station KLKY licensed to Milton-Freewater, Oregon (the "KLKY Acquisition"), and assignment to CLI of the FCC Licenses used in the operation of such Station;
(ii) the merger of Urso Major Broadcasting Company with and into CBC (the "WDGE Acquisition"), and the assignment to CLI of the FCC Licenses used in the operation of Station WDGE, licensed to Providence, Rhode Island; and (iii) the merger of Bear Broadcasting Limited Liability Company with and into CBC (the "Edgenet Acquisition"; the KLKY Acquisition, WDGE Acquisition and the Edgenet Acquisition are individually referred to as a "Second Amendment Acquisition" and collectively as the "Second Amendment Acquisitions"), and the assignment to CLI of the Licenses, if any, used in the operation of the internet access business operated under the name "Edgenet" in Rhode Island. Lenders have agreed to give such consent, subject to the execution of this Second Amendment and the performance of the terms and conditions set forth below.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Consent to Acquisitions and Transfer of FCC Licenses. Borrowers represent that attached hereto as Schedule 1 is a true and correct calculation of the Adjusted Leverage Ratio described in subsection 4.3.4 of the Loan Agreement, after giving effect to the Second Amendment Acquisitions. Based on the attached Schedule 1, Lenders hereby consent to the Second Amendment Acquisitions, subject to the satisfaction of the conditions contained in this Second Amendment.

     2. Amendment to Loan Instruments. The Loan Agreement and other Loan Instruments are amended as follows:



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          2.1 Exhibits to Loan Instruments. Upon the consummation of each Second
     Amendment Acquisition (i) Borrowers shall deliver to Agent amendments to the Exhibits attached to each Loan Instrument (the "Exhibit Amendments") which require modification due to such Second Amendment Acquisition and
     (ii) the Exhibit Amendments applicable to such Second Amendment Acquisition shall be deemed to be part of the applicable Loan Instrument.

          2.2 Use Agreement. Upon the consummation of each Second Amendment Acquisition, Borrowers shall deliver to Agent a Use Agreement, in a form substantially similar to the Amended and Restated Use Agreement, reflecting the use by CBC of the FCC Licenses acquired in such Second Amendment Acquisition.

     3. Conditions to Effectiveness. This Second Amendment shall not become effective with respect to each of the Second Amendment Acquisitions unless and until all of the conditions set forth in Section 4.3 of the Loan Agreement are satisfied with respect to such Second Amendment Acquisition in a manner satisfactory to Agent as evidenced by a letter from Agent to CBC with respect thereto.

     4. Fees and Expenses. Borrowers hereby agree to reimburse Lenders for all fees and expenses incurred in connection with the consummation of the transactions contemplated by this Second Amendment.

     5. Representations and Warranties. In order to induce Lenders to execute this Second Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof and shall be true and correct on the date of the consummation of each Second Amendment Acquisition, except to the extent such representations and warranties by their nature relate to an earlier date.

     6. Confirmation of Effectiveness. Guarantor hereby consents to the execution of this Second Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

     7. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, this Second Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                CITADEL BROADCASTING COMPANY,
                                CITADEL LICENSE, INC. AND CITADEL
                                COMMUNICATIONS CORPORATION, each a
                                Nevada corporation


                                By:
                                   ----------------------------------
                                   Donna L. Heffner
                                   Vice President of each corporation


                                FINOVA CAPITAL CORPORATION, a
                                Delaware corporation, individually and as Agent


                                By:
                                   ----------------------------------
                                   Matthew M. Breyne
                                   Group Vice President


                                BANKBOSTON, N.A.


                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------


                                NATIONSBANK OF TEXAS, N.A.


                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------



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                                          THE BANK OF NEW YORK


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------


                                          UNION BANK OF CALIFORNIA, N.A.


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------




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               LIST OF AMENDMENTS TO EXHIBITS TO LOAN INSTRUMENTS


Exhibit A       -    Assignment of Leases

Exhibit 1J      -    Broadcast Markets

Exhibit 1K      -    CBC Stations

Exhibit 1N      -    Assignment of Acquisition Instruments

Exhibit 1S      -    List of Current Leases and Lessors

Exhibit 1U      -    LMA Agreements

Exhibit 1V      -    LMA Stations

Exhibit 5.5.2   -    FCC Licenses

Exhibit 5.5.5   -    Business Locations



[Pursuant to Regulation S-K, Item 601(b)(2), Registrant agrees to furnish supplementally a copy of these exhibits to the Securities Exchange Commission upon request.]




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